Unique Fabricating, Inc. Investor Presentation April 30, 2019 UniqueFAB.com | NYSE: UFAB 1

NYSE: UFAB Safe Harbor FORWARD-LOOKING STATEMENTS This presentation includes “forward-looking statements” within the meaning of U.S. federal securities laws, and we intend that such forward-looking statements be subject to the safe harbor created hereby. We make forward-looking statements in this presentation and may make such statements in future filings with the SEC. We may also make forward-looking statements in our press releases or other public or stockholder communications. The forward-looking statements are based on management’s beliefs and assumptions and on information currently available to us. When used in this presentation, the words “anticipate,” “believe,” “continue,” “could,” “seek,” “might,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “approximately,” “project,” “should,” “will,” “would” or the negative or plural of these words or similar expressions, as they relate to our company, business and management, are intended to identify forward-looking statements. In light of these risks and uncertainties, the future events and circumstances discussed in this presentation may not occur, and actual results could differ materially from those anticipated or implied in the forward-looking statements. All forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. We discuss these risks in greater detail in our Annual Report on Form 10-K in the “Risk Factors” section and elsewhere. We derive many of our forward-looking statements from our operating budgets and forecasts, which we base on many assumptions. While we believe that our assumptions are reasonable, we caution that it is difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These statements relate to future events or to our future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our or our industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Forward-looking statements include, but are not limited to: cyclicality of the automotive industry affecting automotive sales and production effecting the viability of our customers and financial condition of our customers; cyclicality of the appliance industry affecting sales and production effecting the viability of our customers and financial condition of our customers; global economic uncertainty; loss of large customers or significant platforms; our ability to generate sufficient cash to service our indebtedness, and obtain future financing; operating and financial restrictions imposed on us by our credit agreements; supply shortages; escalating pricing pressures and decline of volume requirements from our customers; our ability to meet significant increases in demand; availability and increasing volatility in cost of raw materials; our ability to continue to compete successfully in the highly competitive automotive parts industry; risks associated with our non-U.S. operations; foreign currency exchange rate fluctuations; product liability claims that may be brought against us; work stoppages or other labor conditions; natural disasters; our ability to meet our customers’ needs for new and improved products in a timely manner or cost-effective basis; the possibility that our acquisition strategy may not be successful; our legal rights to our intellectual property portfolio; environmental and other regulations; the possible volatility of our annual effective tax rate; the possibility of future impairment charges to our goodwill and long-lived assets; and the interests of our major stockholders may conflict with our interests; and other factors, including those discussed in “Risk Factors” in our Annual Report on Form 10-K. Forward-looking statements speak only as of the date hereof. We caution you that the foregoing list of important factors may not contain all of the material factors that are important to you. Except as required by law, we assume no obligation to publicly update or revise any forward-looking statement to reflect actual results, changes in assumptions based on new information, future events or otherwise. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. 2

NYSE: UFAB Investment Highlights Unique Fabricating is a leading supplier of components positioned for profitable growth in the automotive and industrial appliance market 16.9% six-year revenue CAGR1 Strong free cash flow Blue chip customer base of top-tier Consistent track record of manufacturers and OEM’s profitability Significant barriers to entry in most Favorable industry tail winds product lines Proven ability to identify, acquire Seasoned management team and integrate businesses 1 Includes organic growth and growth from acquisitions from 2012-2018. 3

NYSE: UFAB Stable Financial Profile Revenue Adjusted EBITDA ($ in millions) Fiscal Years ($ in millions) Fiscal Years $175.3 $170.5 $174.9 $19.0 $18.0 $17.1 $15.6 $143.3 $126.5 $14.5 $6.8 $63.9 $1.5 2013 2014 2015 2016 2017 2018 2013 2014 2015 2016 2017 2018 Successor Predecessor Successor 1 2013 – 2018 sales CAGR of 16.9% 2013-2018 Adjusted EBITDA CAGR of 15.6%1 Consistently growing in excess of automotive market Significant fixed cost leverage growth Industrial market represents significant incremental revenue opportunity 1 Includes organic growth and growth from acquisitions. 4

NYSE: UFAB Current Automotive Market Trends Consumer demand has been shifting from traditional passenger cars to SUVs and light trucks UFAB has a growing presence in the light truck segment Forecasted sales mix for 2019 highlights increase in sales for SUV/Light Truck This shift has caused disruption in the North American auto market as manufacturers adjust production schedules to adapt inventories UFAB took action during 2018 to enhance operating efficiency to better respond to changing market conditions by closing 2 plants and reducing annualized expenses by approximately $800,000 The shift from combustion engines to battery electric vehicles is accelerating This is a positive trend for UFAB that drives demand for many of our products New vehicle platform launches are expected to increase over the next 2 years UFAB well positioned to capitalize on incremental revenue opportunities UFAB well positioned to continue to outperform the industry by leveraging our strong backlog and capturing ongoing incremental revenue opportunities 5

NYSE: UFAB Q1 Business Update North American automotive production volumes during the first quarter of 2019 were down 4.2% from Q1 2018 • Unique’s Q1 2019 sales are expected to decline 15% YoY to approx $39.7M • Lower industry production, unfavorable vehicle production mix, appliance business reduction due to closing a facility in 2018, and the announced GM plant closures • Adjusted diluted EPS expected to be in $0.01 – $0.03 range 1 • Adjusted EBITDA is expected to be in the range of $2.8M - $3.2M 1 • Anticipate violating the leverage ratio covenant of credit agreement • Lead bank has proposed a waiver of the covenant violation for Q1 2019 • Subject to approval of the other banks in the syndicate • The proposed bank waiver would prohibit dividends • Initiatives to further reduce fixed costs are currently in process 1 Based on preliminary unaudited results 6

NYSE: UFAB North American Vehicle Production Vehicle production is forecasted for continued moderate growth Historical & Forecasted North American Vehicle Production Volume (Units in Millions) 17.9 17.5 17.2 17.0 17.0 16.7 16.9 17.0 16.2 16.6 16.5 15.1 15.1 13.1 12.6 11.9 8.6 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Source: IHS Automotive (April 2019) 7

NYSE: UFAB Exceeding Market Growth Proven track record of generating growth in excess of the overall market Historical Track Record of Above Market Growth 1 $170.5 $175.3 $174.9 $143.3 $ in millions / units in millions CAGR 2008-2012 2013-2018 1 $58.2 2 1 UFAB Sales 6.7% 16.9% $48.2 NA Vehicle Production (2.92)% 0.97% 17.9 17.5 17.2 17.0 Volumes 11.9 13.1 2010 2011 2015 2016 2017 2018 Predecessor Successor NA Vehicle Production Volumes Source: IHS Automotive (February 2019) 1 Based on audited predecessor company financials. 2 Includes organic growth and growth from acquisitions. 8

NYSE: UFAB

Favorable Automotive Industry Trends

Automotive trends expected to drive Company growth above industry averages

Fuel efficiency and vehicle light-weighting

- Federal mandate of Corporate Average Fuel Economy "CAFE" – 55 MPG average by 2025
- Automotive industry focused on improving fuel economy and using lighter weight materials
- Use of lighter weight materials will increase use of plastics and foam materials per vehicle

Interior Comfort

- Interior comfort is an area of increased focus for OEM manufacturers
- Expected to continue to increase the use of foam in seats and acoustical insulation

Rapid pace of new vehicle launches

- Automotive market is expected to see a significant number of new program launches
- Expected to create new product opportunities as OEMs will need to quickly fix unplanned noise issues

Telematics and Infotainment

- Increasing use of telematics and infotainment requires quieter vehicles to recognize voice commands
- Legislation for hands-free phone use increases demand for quieter cabins
- Expected to increase use of acoustic insulation materials, more precise air seals and other noise, vibration and harshness products

Localization of Production

Unique can quickly offer product solutions as its production facilities are located close to North American vehicle assembly locations

9

NYSE: UFAB

Increasing Noise, Vibration, and Harshness (NVH) Content Per Vehicle

Unique's products address industry trends

1

$0.90 CPV





$1.80 CPV

Before | After

- **Design Change:** Consumer feedback influenced VM to design larger mirror on truck for towing purposes
- **Situation:** Larger mirrors created additional interior wind noise
- **Result:** VM required more complex NVH solution increasing Unique's CPV by 100%

2

$2.00 CPV

Simple Die Cut Rubber Seal



$6.00 CPV

Before | After

- **Design Change:** N.A. consumers demand wind noise improvement
  Situation: Die cut gaskets used to block wind in forward car position are inadequate
- **Result:** VM chooses European molded foam technology (fusion molding) as solution to wind noise, increasing Unique's CPV by 200%

3

$0 CPV

No Seat Topper Pad



$5.00 CPV

Topper Pad

Before | After

- **Design Change:** Consumers require additional comfort in B & C segment vehicles
- **Situation:** Molded seat cushions do not provide both structure and softness
- **Result:** VM requires die cut seat topper pad increasing Unique's CPV by $5.00

2010 Compact Car



2013 Version of Same Car



- 2013 compact has an estimated 50% more NVH material and acoustic insulation content than 2010 model
- Added NVH content: door insulation, headliner insulation, A&B pillar stuffers and fender seals

10

NYSE: UFAB North American New Vehicle Platform Launches Positioned to capture growth driven by continued growth in the North American automotive industry; NVH market expected to grow at a CAGR of approximately 0.4% from 2019 through 2023 U.S. Fleet Average Age has Reached Record High North American New Vehicle Platform Launches (in years) Average 25 / year Average 29/ year 11.7 11.7 11.4 11.5 11.6 11.3 11.4 11.1 10.8 10.4 10.5 10.3 43 33 29 31 29 26 25 25 17 20 20 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Average age of vehicles in the U.S. remained at 11.7 years, the New vehicle program launches are expected to accelerate over highest rate ever recorded the coming years providing new growth opportunities for suppliers to automotive OEMs Source: Independent Source, IHS Automotive 11

NYSE: UFAB

Market Opportunity

Automotive


~20% Current Market Share in 2018
~$0.7B
Total Addressable Market [1]

Market Characteristics:

- UFAB is believed to be the largest supplier
- No dominant supplier
- Significant barriers to entry

Industrial

(Appliance/Water Heater/HVAC)


~2% Current Market Share in 2018
~$1.1B
Total Addressable Market [1]

Sales of appliances and water heater equipment expected to increase 1.1% from 2018 to 2023. Sales of HVAC expected to grow 0.5% over same period.
(Source: Independent source)

Market Characteristics:

- No dominant supplier
- Significant barriers to entry

[1] Source: IHS Automotive, Appliance Magazine and management estimates. Includes North America market opportunity only.

12

NYSE: UFAB Growth Opportunities Growth from Growth from Existing New Customers Customers Growth through Growth from Acquisitions & New Products New Markets 13

NYSE: UFAB Investment Highlights Unique Fabricating is a leading supplier of components positioned for profitable growth in the automotive and industrial appliance market 16.9% six-year revenue CAGR1 Strong free cash flow Blue chip customer base of top-tier Consistent track record of manufacturers and OEM’s profitability Significant barriers to entry in most Favorable industry tail winds product lines Proven ability to identify, acquire Seasoned management team and integrate businesses 1 Includes organic growth and growth from acquisitions from 2012-2018. 14

NYSE: UFAB CONTACTS Contact Us Tom Tekiele (CFO) ttekiele@uniquefab.com (248) 853-2333 Investor Relations | Hayden IR UniqueFAB.com | NYSE: UFAB Rob Fink rob@haydenir.com (646) 415-8972 15